UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 28, 2004


                                ________________

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 _______________


         Delaware                        0-26012                 35-1948594
(State or other jurisdiction of      (Commission File)         (IRS Employer
incorporation or organization)           Number              Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

                               ___________________

Item 5.  Other Events.

     On January 28, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing annual shareholders meeting date and quarterly cash dividend. The release is attached as Exhibit 99.1 to this report and is incorporated into this
Item 5 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

           The following Exhibit is being furnished herewith:

           99.1 Press Release of Northeast Indiana Bancorp, Inc., dated January 28, 2004.

     SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                   By:     /S/ Stephen E. Zahn
                                           -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer
                                           Dated:  January 28, 2004

                                  Exhibit Index
                                  -------------

Exhibit
Number                        Description of Exhibit
------                        ----------------------

99.1     Press Release of Northeast Indiana Bancorp, Inc. dated January 28, 2004